United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                December 13, 2004
                                -----------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                000-49693                            92-2115369
         (Commission File Number)        (IRS Employer Identification No.)


            975 El Camino Real, South San Francisco, California 94080
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement.

         As previously reported, on November 5, 2004, First National Bank of Northern California (the "Bank"), a national banking association wholly owned by the registrant, entered into (and announced its signing of) an Acquisition Agreement with Sequoia National Bank, a national banking association with offices in San Francisco, California ("Sequoia") and Hemisphere National Bank, a national banking association based in Miami, Florida ("Hemisphere"), pursuant to which the Bank proposes to acquire all of the assets and San Francisco banking operations of Sequoia and Hemisphere proposes to simultaneously acquire and merge with the remaining Sequoia national bank charter.

         On December 13, 2004, the Bank, Sequoia and Hemisphere entered into a First Addendum to Acquisition Agreement ("First Addendum") with Privee Financial, Inc., a Delaware corporation and the registered bank holding company for Hemisphere ("Privee"). Pursuant to the First Addendum, Privee has been made a party to the Acquisition Agreement. The presence of Privee is expected to streamline the regulatory approvals associated with the proposed merger between Hemisphere and the remaining Sequoia national bank charter.

         A copy of the First Addendum to Acquisition Agreement (without exhibits), as signed by the Bank, Sequoia, Hemisphere and Privee as of December 13, 2004, is attached to this report as Exhibit 2.5 and is incorporated here by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

         2.5 First Addendum to Acquisition Agreement, dated December 13, 2004, signed among First National Bank of Northern California, Sequoia National Bank, Hemisphere National Bank and Privee Financial, Inc., which includes the following forms as exhibits which have been omitted from this report and which the registrant agrees to furnish to the Commission supplementally upon request:

                    Exhibit A:   Stock Purchase Agreement (form revised)
                    Exhibit B:   Bank Merger Agreement (form revised)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FNB BANCORP  (Registrant)


Dated:  December 17, 2004.                     By: /s/ JAMES B. RAMSEY
                                                   -----------------------------
                                                   James B. Ramsey
                                                   Senior Vice President and
                                                   Chief Financial Officer

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